                                                                    Exhibit 20



Bank of New York                         Determination Date:         02-Nov-00
Manufactured Housing Contracts           Remittance Date:            07-Nov-00
Senior/Subordinated Pass-Through
Certificates Series 2000A                For the Period Ended:       25-Oct-00
                                         Lock-Out Date:                 Mar-05


Information for Clauses (a) through (s), Section 7.01 -   GROUP I
                                                                       Class I A-1      Class I A-2     Class I A-3      Class I A-4

 (a)   Class I A and Class I B Distribution Amounts                    1,836,270.49      208,450.00      208,533.33       180,240.41

 (b)   Formula Principal Distribution Amount
       (a) Scheduled Principal Due                                       347,744.77
       (b) Partial Prepayments Received                                  268,749.27
       (c) Principal Payments in Full (Scheduled Balance)              1,006,101.06
       (d) Liquidated Contract Scheduled Balance                               0.00
       (e) Section 3.05 Purchase Scheduled Balance                             0.00
       (f) Previously Undistributed Shortfalls in (a) through (e)              0.00
                                                                      -------------    -------------   -------------   -------------
 Total Principal Distribution                                          1,622,595.10             0.00            0.00            0.00

 (c)   Interest Distribution                                             213,675.39       208,450.00      208,533.33      180,240.41
       Unpaid Interest Shortfall                                               0.00             0.00            0.00            0.00
                                                                      -------------    -------------   -------------   -------------
 Total Interest Distribution                                             213,675.39       208,450.00      208,533.33      180,240.41

 (d)   Beginning Class I A and Class I B Principal Balance            40,700,073.51    33,000,000.00   32,000,000.00   27,189,000.00
       Less: Principal Distribution                                    1,622,595.10             0.00            0.00            0.00
                                                                      -------------    -------------   -------------   -------------
       Remaining Class A and Class B Principal Balance                39,077,478.41    33,000,000.00   32,000,000.00   27,189,000.00

 (e)   Fees Due Servicer
       Monthly Servicing Fee                                             176,497.99         (h)         Pool Factor
       Section 8.06 Reimbursement Amount                                       0.00     Class I A-1      0.72365701
       Section 6.02 Reimbursement Amount                                  30,551.16     Class I A-2      1.00000000
       Reimburseable Fees                                                      0.00     Class I A-3      1.00000000
                                                                      -------------     Class I A-4      1.00000000
 Total Fees Due Servicer                                                 207,049.15     Class I A-5      1.00000000
                                                                                        Class I M-1      1.00000000
                                                                                        Class I B-1      1.00000000
                                                                                        Class I B-2      1.00000000

Information for Clauses (a) through (s), Section 7.01 -   GROUP I
                                                                        Class I A-5     Class I M-1       Class I B-1    Class I B-2

 (a)   Class I A and Class I B Distribution Amounts                      62,398.10       52,601.54         56,347.92       98,605.00

 (b)   Formula Principal Distribution Amount
       (a) Scheduled Principal Due
       (b) Partial Prepayments Received
       (c) Principal Payments in Full (Scheduled Balance)
       (d) Liquidated Contract Scheduled Balance
       (e) Section 3.05 Purchase Scheduled Balance
       (f) Previously Undistributed Shortfalls in (a) through (e)
                                                                     -------------    ------------      ------------   -------------
 Total Principal Distribution                                                 0.00            0.00              0.00            0.00

 (c)   Interest Distribution                                             62,398.10       52,601.54         56,347.92       98,605.00
       Unpaid Interest Shortfall                                              0.00            0.00              0.00            0.00
                                                                     -------------    ------------      ------------   -------------
 Total Interest Distribution                                             62,398.10       52,601.54         56,347.92       98,605.00

 (d)   Beginning Class I A and Class I B Principal Balance            9,137,000.00    7,310,000.00      7,310,000.00   12,792,000.00
       Less: Principal Distribution                                           0.00            0.00              0.00            0.00
                                                                     -------------    ------------      ------------   -------------
       Remaining Class A and Class B Principal Balance                9,137,000.00    7,310,000.00      7,310,000.00   12,792,000.00

 (e)   Fees Due Servicer
       Monthly Servicing Fee                                        Original Balance         Rate
       Section 8.06 Reimbursement Amount                             54,000,000.00          6.7500%          6.62000%     Libor
       Section 6.02 Reimbursement Amount                             33,000,000.00          7.5800%             0.13%     Spread
       Reimburseable Fees                                            32,000,000.00          7.8200%
                                                                     27,189,000.00          7.9550%
 Total Fees Due Servicer                                              9,137,000.00          8.1950%
                                                                      7,310,000.00          8.6350%
                                                                      7,310,000.00          9.2500%
                                                                     12,792,000.00          9.2500%


Information for Clauses (a) through (s), Section 7.01 -   GROUP I

 (a)   Class I A and Class I B Distribution Amounts

 (b)   Formula Principal Distribution Amount
       (a) Scheduled Principal Due
       (b) Partial Prepayments Received
       (c) Principal Payments in Full (Scheduled Balance)
       (d) Liquidated Contract Scheduled Balance
       (e) Section 3.05 Purchase Scheduled Balance
       (f) Previously Undistributed Shortfalls in (a) through (e)

 Total Principal Distribution
                                                                      1,290,838.04
 (c)   Interest Distribution                                          1,080,851.69
       Unpaid Interest Shortfall

 Total Interest Distribution
                                                                                              When
 (d)   Beginning Class I A and Class I B Principal Balance                                      167,815,478.41
       Less: Principal Distribution                                   1,622,595.10            is less than
                                                                                                182,738,000.00
       Remaining Class A and Class B Principal Balance                                                    0.10
                                                                                                 18,273,800.00
 (e)   Fees Due Servicer                                                                      We can prepay
       Monthly Servicing Fee                                                           Rate
       Section 8.06 Reimbursement Amount                                 Class A-1    6.750%     40,700,073.51    2,747,255
       Section 6.02 Reimbursement Amount                                 Class A-2    7.580%     33,000,000.00    2,501,400
       Reimburseable Fees                                                Class A-3    7.820%     32,000,000.00    2,502,400
                                                                         Class A-4    7.955%     27,189,000.00    2,162,885
 Total Fees Due Servicer                                                 Class A-5    8.195%      9,137,000.00      748,777
                                                                         Class A-6    8.635%      7,310,000.00      631,219
                                                                         Class B-1    9.250%      7,310,000.00      676,175
                                                                         Class B-2    9.250%     12,792,000.00    1,183,260

                                                                                                169,438,073.51   13,153,371   7.76%

Bank of New York                         Determination Date:         02-Nov-00
Manufactured Housing Contracts           Remittance Date:            07-Nov-00
Senior/Subordinated Pass-Through
Certificates Series 2000A                For the Period Ended:       25-Oct-00
                                         Lock-Out Date:                 Mar-05

                                                                          Unpaid                                            Unpaid
                                                        No. of           Principal  Delinquency as of            No. of    Principal
(f)   Delinquency as of the 25th                      Contracts          Balance    Calendar Month              Contracts   Balance
       31-59 Days Delinquent                             237             7,582,226   31-59 Days Delinquent          138    4,603,475
       60-89 Days Delinquent                              67             2,134,166   60-89 Days Delinquent           54    1,668,594
        90+ Days Delinquent                              109             3,689,982   90+ Days Delinquent            104    3,485,028

      3-Month Avg Thirty-Day Delinquency Ratio  4.93%                                3-Month Avg Thirty-Day
                                                                                       Delinquency Ratio                  3.21%
      3-Month Avg Sixty-Day Delinquency Ratio   3.07%                                3-Month Avg Sixty-Day
                                                                                       Delinquency Ratio                  2.76%


(g)   Section 3.05 Repurchases                                                0.00

(i)   Class R Distribution Amount                                             0.00     Acquisition Loss Amount
      Reposession Profits                                                     0.00
                                                                                     Current Month Acquisition Loss
                                                                                       Amount                              53,719.69

(j)   Principal Balance of Contracts in Repossession                  1,585,778.62   Cumulative Acquisition Loss
                                                                                       Amount                             184,573.76

(k)   Aggregate Net Liquidation Losses                                        0.00

(l)   (x) Class B-2 Formula Distribution Amount                          98,605.00
      (y) Remaining Amount Available                                    308,591.35
                                                                     -------------
      Amount of (x) over (y)                                                  0.00

(m)   Class B-2 Liquidation Loss Amount                                       0.00

(n)   Guarantee Payment                                                       0.00

(o)   Unadvanced Shortfalls                                                   0.00

                                                           No.       $

(p)   Units repossessed                                    17           500,235.84

(q)   Principal Prepayments paid                                      1,274,850.33

(r)   Scheduled Principal Payments                                      347,744.77

(s)   Weighted Average Interest Rate                                         10.94%


Bank of New York                         Determination Date:         02-Nov-00
Manufactured Housing Contracts           Remittance Date:            07-Nov-00
Senior/Subordinated Pass-Through
Certificates Series 2000A                For the Period Ended:       25-Oct-00
                                         Lock-Out Date:                 Mar-05


                   Computation of Available Distribution Amount
(i)   Certificate Account Balance at Monthly Cutoff-Vanderbilt                      3,008,261.68
      Certificate Account Balance at Monthly Cutoff-SubServicer-21st                  241,917.08
(ii)  Monthly Advance made                                                                  0.00
(iii) Section 5.05 Certificate Fund Income-Vanderbilt                                  12,283.78
(iii) Section 5.05 Certificate Fund Income-SubServicer-21st                             1,130.61
(v)   Principal due Holders                                                                 0.00
Less:
(i)   Scheduled Payments of principal and interest
      due subsequent to the Due Period-Vanderbilt                                     130,706.87
(i)   Scheduled Payments of principal and interest
      due subsequent to the Due Period-SubServicer-21st                                12,403.99
(ii)  Due to the Servicer Pursuant to Section 6.02:
   (i)   Section 3.05 Purchases (Due Seller)                                                0.00
   (ii)  Reimbursement for taxes from Liquidation Proceeds                                  0.00
   (iii) Monthly Servicing Fee                                                        176,497.99
   (iv)  Reimbursable Liquidation Expenses                                             30,551.16
   (v)   Section 6.04(c) reimbursement                                                      0.00
   (vi)  Section 8.06 reimbursement                                                         0.00
   (vii) Amounts not required to be deposited-SubServicer-21st                              0.00

Total Due Servicer                                                                    207,049.15

Available Distribution Amount-Vanderbilt                                            2,682,789.44
Available Distribution Amount-SubServicer-21st                                        230,643.70
To Class A and B                                                                    2,703,446.79

Monthly Excess Cashflow                                                               209,986.35

Weighted Average Remaining Term (months)                                                  217.00

       Scheduled Balance Computation

       Prior Month Balance                                                        169,438,073.51

       Current Balance                                          167,914,215.74
                 Adv Principal                                       33,557.89
                 Del Principal                                      132,295.22
       Pool Scheduled Balance                                                     167,815,478.41

       Principal Payments in Full                                 1,006,101.06
       Partial Prepayments                                          268,749.27

       Scheduled Principal                                          347,744.77

       Collateral Balance                                                         167,914,215.74

Bank of New York                            Determination Date:        02-Nov-00
Manufactured Housing Contracts              Remittance Date:           07-Nov-00
Senior/Subordinated Pass-Through
Certificates Series 2000A                   For the Period Ended:      25-Oct-00
                                            Lock-Out Date:                Mar-05



Information for Clauses (v) through (ap), Section 7.01 -    GROUP II
                                                                     Class II A-1     Class II B-1     Class II B-2     Class II B-3
 (v)   Class II A and Class II B Distribution Amounts                 1,364,813.96      50,092.08       33,009.08         41,910.93

 (w)   Formula Principal Distribution Amount
       (a) Scheduled Principal Due                                      109,258.48
       (b) Partial Prepayments Received                                  35,568.47
       (c) Principal Payments in Full (Scheduled Balance)               907,437.88
       (d) Liquidated Contract Scheduled Balance                              0.00
       (e) Section 3.05 Purchase Scheduled Balance                            0.00
       (f) Previously Undistributed Shortfalls in (a) through (e)             0.00
       (g) Accelerated Principal Payment                                      0.00
                                                                     -------------   ------------    ------------      ------------
 Total Principal Distribution                                         1,052,264.83           0.00            0.00              0.00

 (x)   Interest Distribution                                            312,549.13      50,092.08       33,009.08         41,910.93
       Unpaid Interest Shortfall                                              0.00           0.00            0.00              0.00
                                                                     -------------   ------------    ------------      ------------
 Total Interest Distribution                                            312,549.13      50,092.08       33,009.08         41,910.93

 (y)   Beginning Class I A and Class I B Principal Balance           58,070,646.96   9,071,000.00    4,867,000.00      5,974,000.00
       Less: Principal Distribution                                   1,052,264.83           0.00            0.00              0.00
                                                                     -------------   ------------    ------------      ------------
       Remaining Class A and Class B Principal Balance               57,018,382.13   9,071,000.00    4,867,000.00      5,974,000.00

 (z)   Fees Due Servicer
       Monthly Servicing Fee                                             84,458.11      (ac)         Pool Factor    Original Balance
       Section 8.06 Reimbursement Amount                                      0.00   Class II A-1      0.83145052     68,577,000.00
       Section 6.02 Reimbursement Amount                                 20,000.00   Class II B-1      1.00000000      9,071,000.00
       Reimburseable Fees                                                     0.00   Class II B-2      1.00000000      4,867,000.00
                                                                     -------------   Class II B-3      1.00000000      5,974,000.00
  Total Fees Due Servicer                                               104,458.11



Information for Clauses (v) through (ap), Section 7.01 -    GROUP II

 (v)   Class II A and Class II B Distribution Amounts

 (w)   Formula Principal Distribution Amount
       (a) Scheduled Principal Due
       (b) Partial Prepayments Received
       (c) Principal Payments in Full (Scheduled Balance)
       (d) Liquidated Contract Scheduled Balance
       (e) Section 3.05 Purchase Scheduled Balance
       (f) Previously Undistributed Shortfalls in (a) through (e)
       (g) Accelerated Principal Payment

 Total Principal Distribution

 (x)   Interest Distribution                                            437,561.22
       Unpaid Interest Shortfall

 Total Interest Distribution                                                         When
                                                                                       76,930,382.13

 (y)   Beginning Class I A and Class I B Principal Balance                           is less than
       Less: Principal Distribution                                   1,052,264.83     88,489,000.00
                                                                                            X
       Remaining Class A and Class B Principal Balance                                          0.10
                                                                                        8,848,900.00
 (z)   Fees Due Servicer                                                             We can prepaid
       Monthly Servicing Fee                                   Rate         Libor          Spread
       Section 8.06 Reimbursement Amount                     6.9200%       6.62000%             0.30%  58,070,647   4,018,489
       Section 6.02 Reimbursement Amount                     7.1000%                            0.48%   9,071,000     644,041
       Reimburseable Fees                                    8.7200%                            2.10%   4,867,000     424,402
                                                             9.0200%                            2.40%   5,974,000     538,855
                                                                                                       ----------------------
 Total Fees Due Servicer                                                                               77,982,647   5,625,787  7.21%


Bank of New York                            Determination Date:        02-Nov-00
Manufactured Housing Contracts              Remittance Date:           07-Nov-00
Senior/Subordinated Pass-Through
Certificates Series 2000A                   For the Period Ended:      25-Oct-00
                                            Lock-Out Date:                Mar-05

                                                                             Unpaid                                         Unpaid
                                                           No. of           Principal      Delinquency as        No. of    Principal
 (aa)  Delinquency as of the 25th                         Contracts          Balance      of Calendar Month     Contracts   Balance
            31-59 Days Delinquent                            60              2,892,797   31-59 Days Delinquent     32      1,579,770
            60-89 Days Delinquent                             8                338,012   60-89 Days Delinquent      7        313,871
             90+ Days Delinquent                             10                530,853   90+ Days Delinquent        9        476,273

       3-Month Avg Thirty-Day Delinquency Ratio    3.33%                                 3-Month Avg Thirty-Day
                                                                                           Delinquency Ratio               1.66%
       3-Month Avg Sixty-Day Delinquency Ratio     1.09%                                 3-Month Avg Sixty-Day
                                                                                           Delinquency Ratio               0.90%

 (ab)  Section 3.05 Repurchases                                                   0.00

 (ad)  Class R Distribution Amount                                          311,238.15
       Reposession Profits                                                        0.00

 (ae)  Principal Balance of Contracts in Repossession                        73,899.68

 (af)  Aggregate Net Liquidation Losses                                           0.00

 (ag)  (x) Class B-3 Formula Distribution Amount                             41,910.93
       (y) Remaining Amount Available                                       101,251.80
                                                                          ------------
       Amount of (x) over (y)                                                     0.00

 (ah)  Class B-2 Liquidation Loss Amount                                          0.00

 (ai)  Guarantee Payment                                                          0.00

 (aj)  Unadvanced Shortfalls                                                      0.00
                                                                   No.    $
 (ak)  Units repossessed                                            2        76,451.67

 (al)  Principal Prepayments paid                                           943,006.35

 (am)  Scheduled Principal Payments                                         109,258.48

 (an)  Weighted Average Interest Rate                                            10.03%


Bank of New York                            Determination Date:        02-Nov-00
Manufactured Housing Contracts              Remittance Date:           07-Nov-00
Senior/Subordinated Pass-Through
Certificates Series 2000A                   For the Period Ended:      25-Oct-00
                                            Lock-Out Date:                Mar-05


                   Computation of Available Distribution Amount
(i)   Certificate Account Balance at Monthly Cutoff-Vanderbilt                     1,728,745.34
(ii)  Monthly Advance made                                                                 0.00
(iii) Section 5.05 Certificate Fund Income-Vanderbilt                                  6,967.67
(v)   Principal due Holders                                                                0.00
Less:
(i)   Scheduled Payments of principal and interest
      due subsequent to the Due Period-Vanderbilt                                     40,177.05
(ii)  Due to the Servicer Pursuant to Section 6.02:
   (i)   Section 3.05 Purchases (Due Seller)                                               0.00
   (ii)  Reimbursement for taxes from Liquidation Proceeds                                 0.00
   (iii) Monthly Servicing Fee                                                        84,458.11
   (iv)  Reimbursable Liquidation Expenses                                            20,000.00
   (v)   Section 6.04(c) reimbursement                                                     0.00
   (vi)  Section 8.06 reimbursement                                                        0.00
   (vii) Amounts not required to be deposited-SubServicer                                  0.00

Total Due Servicer                                                                   104,458.11

Available Distribution Amount                                                      1,591,077.85
To Class A and B - Scheduled Principal and Interest                                1,489,826.05

Monthly Excess Cashflow Class II                                                     101,251.80
Monthly Excess Cashflow Class I                                                      209,986.35

Accelerated Principal Payment                                                              0.00

Weighted Average Remaining Term (months)                                                 255.00

       Scheduled Balance Computation

       Prior Month Balance                                                        81,079,785.63

       Current Balance                                         80,052,473.89
                      Adv Principal                                 5,910.12
                      Del Principal                                30,863.21
       Pool Scheduled Balance                                                     80,027,520.80

       Principal Payments in Full                                 907,437.88
       Partial Prepayments                                         35,568.47

       Scheduled Principal                                        109,258.48

       Collateral Balance                                                         80,052,473.89

       Overcollateralization Amount                                                   3,097,139
       Required Overcollateralization Amount                                          3,097,139
